OMB APPROVAL
OMB Number: 3235-0060
Expires: March 31, 2006
Estimated average burden
hours per response.....2.67

UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    January 31, 2005

COLLEGE LOAN CORPORATION TRUST I
(Issuer of the Notes)

COLLEGE LOAN CORPORATION
(Depositor of the Issuer of the Notes)

(Exact name of Co-Registrant as specified in its charter)

Delaware California	333-120728-01 333-120728	45-6110137 33-0873915

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

16855 W. Bernardo Drive, Suite 100, San Diego, California      92127

(Address of principal executive offices)                                          (Zip Code)

Registrant's telephone number, including area code      (888) 972-6311

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

           This Current Report on Form 8-K is being filed with respect to certain agreements entered into in connection with the issuance by College Loan Corporation Trust I of $1,300,000,000 aggregate principal amount of Student Loan Asset-Backed Notes, Series 2005-1.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)   Exhibits

                      Exhibit No.

                      1.1   Underwriting Agreement, dated as of January 21, 2005, among UBS Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and RBC Dain Rauscher Inc. as underwriters, and the Co-Registrants.

                      4.1   Amended and Restated Indenture of Trust, dated as of October 1, 2003, from College Loan Corporation Trust I and Deutsche Bank Trust Company Americas, as eligible lender trustee to Deutsche Bank Trust Company Americas, as trustee.*

                      4.2   A Sixth Supplemental Indenture of Trust, dated as of January 1, 2005 between College Loan Corporation Trust I and Deutsche Bank Trust Company Americas, as trustee.

* Incorporated by reference to the Form 8-K previously filed by College Loan Corporation and College Loan Corporation Trust I, as co-registrants (Registration No. 333-102791).

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLLEGE LOAN CORPORATION TRUST I
COLLEGE LOAN CORPORATION
(Co-Registrants)

Dated: February 2, 2005	College Loan Corporation, as Co-Registrant By: /s/ John Falb Name: John Falb Title: Vice President of Capital Markets

Dated: February 2, 2005	College Loan Corporation Trust I, as Co-Registrant, by College Loan LLC, as Sponsor By: /s/ John Falb Name: John Falb Title: Vice President of Capital Markets

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 21, 2005, among UBS Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and RBC Dain Rauscher Inc., as underwriters, and the Co-Registrants.

4.1	Amended and Restated Indenture of Trust, dated as of October 1, 2003, from College Loan Corporation Trust I and Deutsche Bank Trust Company Americas, as eligible lender trustee to Deutsche Bank Trust Company Americas, as trustee.*

4.2	Sixth Supplemental Indenture of Trust, dated as of January 1, 2005 between College Loan Corporation Trust I and Deutsche Bank Trust Company Americas, as trustee.

*  Incorporated by reference to the Form 8-K previously filed by College Loan Corporation and College Loan Corporation Trust I, as co-registrants (Registration No. 333-102791).